                                                                    EXHIBIT 99.1

  ASSETS AND LIABILITIES OF LEAP WIRELESS INTERNATIONAL, INC. AND SUBSIDIARIES

         The information in this exhibit is presented in the form in which it is furnished to the U.S. Trustee pursuant to the Company's Chapter 11 proceedings.

         The balance sheet of Leap Wireless International, Inc. includes information relating to the following debtors in addition to Leap, each of which is a wholly owned subsidiary of Leap: Backwire.com, Inc.; Telephone Entertainment Network, Inc.; Cricket Licensee III, Inc.; Cricket Licensee V, Inc.; Cricket Licensee VI, Inc.; Cricket Licensee VII, Inc.; Cricket Licensee VIII, Inc.; Cricket Licensee IX, Inc.; Cricket Licensee X, Inc.; Cricket Licensee XI, Inc.; Cricket Licensee XII, Inc.; MCG PCS Licensee Corporation, Inc.; Leap PCS Mexico, Inc.; and Orrengrove Investments Limited.

         The balance sheet of Cricket Communications, Inc. includes information relating to Cricket, the non-debtor subsidiaries of Cricket, and the following debtors, each of which is a wholly owned subsidiary of Cricket or a subsidiary of Leap whose assets are pledged as collateral to secure the obligations of Cricket to the senior secured creditors under Cricket's three senior secured vendor credit agreements: Cricket Licensee (Macon), Inc.; Cricket Licensee XIII, Inc.; Cricket Communications Holdings, Inc.; Cricket Licensee (North Carolina) Inc.; Cricket Licensee XIV, Inc.; Chasetel Real Estate Holding Company, Inc.; Cricket Licensee (Pittsburgh) Inc.; Cricket Licensee XV, Inc.; Cricket Alabama Property Company; Cricket Licensee (Reauction), Inc.; Cricket Licensee XVI, Inc.; Cricket Arizona Property Company; Cricket Indiana Property Company; Cricket Licensee XVII, Inc.; Cricket Arkansas Property Company; Cricket Kansas Property Company; Cricket Licensee XVIII, Inc.; Cricket California Property Company; Cricket Kentucky Property Company; Cricket Licensee XIX, Inc.; Cricket Colorado Property Company; Cricket Michigan Property Company; Cricket Licensee XX, Inc.; Cricket Florida Property Company; Cricket Minnesota Property Company; Cricket North Carolina Property Company; Cricket Georgia Property Company, Inc.; Cricket Mississippi Property Company; Cricket Ohio Property Company; Cricket Idaho Property Company; Cricket Nebraska Property Company; Cricket Oklahoma Property Company; Cricket Illinois Property Company; Cricket Nevada Property Company; Cricket Oregon Property Company; Chasetel Licensee Corp.; Cricket New Mexico Property Company; Cricket Pennsylvania Property Company; Cricket Licensee (Albany), Inc.; Cricket New York Property Company, Inc.; Cricket Texas Property Company; Cricket Licensee (Columbus), Inc.; Cricket Licensee I, Inc.; Cricket Utah Property Company; Cricket Licensee (Denver) Inc.; Cricket Licensee II, Inc.; Cricket Washington Property Company; Cricket Licensee (Lakeland) Inc.; Cricket Licensee IV, Inc.; Cricket Wisconsin Property Company; and Cricket Holdings Dayton, Inc.

                  LEAP WIRELESS INTERNATIONAL, INC. - COMBINED
                                  BALANCE SHEET

                            LEAP WIRELESS FINANCIALS
                           PERIOD: AUG-03 CURRENCY USD

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
                                                                                            LEAP COMBINED       LEAP COMBINED
                                                                           LEAP COMBINED    POST-PETITION*          TOTAL
------------------------------------------------------------------------------------------------------------------------------
ASSETS

CASH AND CASH EQUIVALENTS                                                  47,095,504.04            0.00         47,095,504.04
SHORT-TERM INVESTMENTS                                                     37,445,378.35            0.00         37,445,378.35
RESTRICTED CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS                        199,121.71            0.00            199,121.71
INVENTORIES                                                                         0.00            0.00                  0.00
OTHER CURRENT ASSETS                                                       27,113,444.70            0.00         27,113,444.70
                                                                       -----------------    ------------     -----------------

      TOTAL CURRENT ASSETS                                                111,853,448.80            0.00        111,853,448.80
PROPERTY AND EQUIPMENT, NET                                                 3,529,320.69            0.00          3,529,320.69
WIRELESS LICENSES, NET                                                      1,798,900.12            0.00          1,798,900.12
GOODWILL, NET                                                                       0.00            0.00                  0.00
OTHER INTANGIBLE ASSETS, NET                                                        0.00            0.00                  0.00
RESTRICTED INVESTMENTS                                                              0.00            0.00                  0.00
OTHER ASSETS                                                             (149,665,450.81)           0.00       (149,665,450.81)
                                                                       -----------------    ------------     -----------------

      TOTAL ASSETS                                                        (32,483,781.20)           0.00        (32,483,781.20)
                                                                       =================    ============     =================

LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                                    5,958,073.13    2,032,589.98          7,990,663.11
CURRENT PORTION OF LONG-TERM DEBT                                         615,769,958.21            0.00        615,769,958.21
OTHER CURRENT LIABILITIES                                                   1,581,288.91            0.00          1,581,288.91
                                                                       -----------------    ------------     -----------------

      TOTAL CURRENT LIABILITIES                                           623,309,320.25    2,032,589.98        625,341,910.23
LONG-TERM DEBT                                                                      0.00            0.00                  0.00
OTHER LONG-TERM LIABILITIES                                                51,701,117.81            0.00         51,701,117.81
                                                                       -----------------    ------------     -----------------

      TOTAL LIABILITIES                                                   675,010,438.06    2,032,589.98        677,043,028.04
                                                                       -----------------    ------------     -----------------

STOCKHOLDER'S EQUITY (DEFICIT):

   PREFERRED STOCK
   COMMON STOCK                                                                 6,269.60            0.00              6,269.60
   ADDITIONAL PAID-IN CAPITAL                                           1,155,732,709.57            0.00      1,155,732,709.57
   UNEARNED STOCK-BASED COMPENSATION                                          (61,992.88)           0.00            (61,992.88)
   ACCUMULATED DEFICIT                                                 (1,864,202,475.68)           0.00     (1,864,202,475.68)
   ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)                           (1,001,319.85)           0.00         (1,001,319.85)
                                                                       -----------------    ------------     -----------------

      TOTAL STOCKHOLDER'S EQUITY (DEFICIT)                               (709,526,809.24)           0.00       (709,526,809.24)
                                                                       -----------------    ------------     -----------------

      TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)                (34,516,371.18)   2,032,589.98        (32,483,781.20)
                                                                       =================    ============     =================

*Presents post-petition accounts payable and accounts receivable only.

                     CRICKET COMMUNICATIONS, INC. - COMBINED
                                 BALANCE SHEET**

                           PERIOD: AUG-03 CURRENCY USD

         [LEAP LOGO]

                                                                                          CRICKET COMBINED  CRICKET COMBINED
                                                                        CRICKET COMBINED   POST-PETITION*         TOTAL
----------------------------------------------------------------------------------------------------------------------------
ASSETS

CASH AND CASH EQUIVALENTS                                                 120,312,063.08             0.00     120,312,063.08
SHORT-TERM INVESTMENTS                                                     55,065,972.69             0.00      55,065,972.69
RESTRICTED CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS                     11,981,948.94             0.00      11,981,948.94
INVENTORIES                                                                17,910,363.53             0.00      17,910,363.53
OTHER CURRENT ASSETS                                                       40,834,739.85    10,762,796.48      51,597,536.33
                                                                       -----------------    -------------  -----------------
      TOTAL CURRENT ASSETS                                                246,105,088.09    10,762,796.48     256,867,884.57
PROPERTY AND EQUIPMENT, NET                                               902,581,470.29             0.00     902,581,470.29
WIRELESS LICENSES, NET                                                    557,630,831.43             0.00     557,630,831.43
GOODWILL, NET                                                                       0.00             0.00               0.00
OTHER INTANGIBLE ASSETS, NET                                                        0.00             0.00               0.00
RESTRICTED INVESTMENTS                                                              0.00             0.00               0.00
OTHER ASSETS                                                               13,959,250.05             0.00      13,959,250.05
                                                                       -----------------    -------------  -----------------
      TOTAL ASSETS                                                      1,720,276,639.86    10,762,796.48   1,731,039,436.34
                                                                       =================    =============  =================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                                   44,762,187.39    67,217,822.59     111,980,009.98
CURRENT PORTION OF LONG-TERM DEBT                                       1,715,685,414.74             0.00   1,715,685,414.74
OTHER CURRENT LIABILITIES                                                  96,722,683.03             0.00      96,722,683.03
                                                                       -----------------    -------------  -----------------
      TOTAL CURRENT LIABILITIES                                         1,857,170,285.16    67,217,822.59   1,924,388,107.75
LONG-TERM DEBT                                                                      0.00             0.00               0.00
OTHER LONG-TERM LIABILITIES                                                37,867,683.91             0.00      37,867,683.91
                                                                       -----------------    -------------  -----------------
      TOTAL LIABILITIES                                                 1,895,037,969.07    67,217,822.59   1,962,255,791.66
                                                                       -----------------    -------------  -----------------

STOCKHOLDER'S EQUITY (DEFICIT):

   PREFERRED STOCK
   COMMON STOCK                                                                     0.00             0.00               0.00
   ADDITIONAL PAID-IN CAPITAL                                           1,316,789,865.63             0.00   1,316,789,865.63
   UNEARNED STOCK-BASED COMPENSATION                                            6,545.68             0.00           6,545.68
   ACCUMULATED DEFICIT                                                 (1,547,159,974.76)            0.00  (1,547,159,974.76)
   ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)                             (852,791.87)            0.00        (852,791.87)
                                                                       -----------------    -------------  -----------------
      TOTAL STOCKHOLDER'S EQUITY (DEFICIT)                               (231,216,355.32)            0.00    (231,216,355.32)
                                                                       -----------------    -------------  -----------------
      TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)              1,663,821,613.75    67,217,822.59   1,731,039,436.34
                                                                       =================    =============  =================

* Presents post-petition accounts payable and accrued liabilities and accounts receivable only.

** Also includes Cricket Communications, Inc. non-Debtor subsidiaries